UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PHARMERICA CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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As previously disclosed, on August 1, 2017, PharMerica Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) among the Company, Phoenix Parent Holdings Inc., a Delaware corporation (“Parent”), and Phoenix Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are affiliates of investment funds affiliated with Kohlberg Kravis Roberts & Co. L.P. and, at the closing of the Merger, affiliates of Walgreens Boots Alliance, Inc. will acquire a minority ownership interest in Parent.

Two putative securities class action lawsuits related to the Merger have been filed by purported stockholders of the Company. These lawsuits, captioned Martin v. PharMerica Corp., et al. (Case No. 1:17-cv-01301) (the “Martin Action”) and Berg v. PharMerica Corp., et al. (Case No. 3:17-CV-582-DJH) (the “Berg Action” and, together with the Martin Action, the “Actions”), were filed in the United States District Court for the District of Delaware on September 13, 2017 and in the United States District Court for the Western District of Kentucky on September 20, 2017, respectively. The Actions relate to the definitive proxy statement (the “Definitive Proxy Statement”) filed by the Company with the United States Securities and Exchange Commission (the “SEC”) on October 3, 2017 in connection with the Merger.

The Company believes that the claims asserted in the Actions are without merit. However, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company has determined to voluntarily supplement the Definitive Proxy Statement as described in these Definitive Additional Materials. Nothing in these Definitive Additional Materials shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Actions that any additional disclosure was or is required.

These supplemental disclosures will not affect the merger consideration to be paid to stockholders of the Company in connection with the Merger or the timing of the special meeting of the Company’s stockholders scheduled for November 9, 2017 at 9:00 a.m. local time at the Louisville Marriott Downtown, 280 West Jefferson Street, Louisville, KY 40202.

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Definitive Proxy Statement and should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent that the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page references are to pages in the Definitive Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

The section of the Definitive Proxy Statement entitled “Opinions of the Company’s Financial Advisors – Opinion of UBS” is amended and supplemented as follows:

The disclosure under the heading “Selected Public Companies Analysis” is amended and supplemented by replacing the table on page 39 of the Definitive Proxy Statement with the following table:

	EV/EBITDA Multiples				Adj. P/E Multiples
	2017E		2018E		2017E		2018E
Pharmaceutical Distributor Companies
AmerisourceBergen Corporation	9.6	x	9.0	x	15.7	x	14.5	x
Cardinal Health, Inc.	10.2	x	9.7	x	14.6	x	14.1	x
McKesson Corporation	8.8	x	8.3	x	13.5	x	12.7	x
Mean	9.5	x	9.0	x	14.6	x	13.8	x
Median	9.6	x	9.0	x	14.6	x	14.1	x

Long Term Care Companies
Ensign Group, Inc.	8.2	x	7.7	x	16.2	x	15.0	x
Genesis Healthcare Inc.	7.8	x	7.7	x	nm		nm
Kindred Healthcare, Inc.	7.9	x	7.5	x	11.0	x	9.1	x
Mean	8.0	x	7.7	x	13.6	x	12.1	x

	EV/EBITDA Multiples				Adj. P/E Multiples
	2017E		2018E		2017E		2018E
Median	7.9	x	7.7	x	13.6	x	12.1	x

Pharmaceutical Distributor and Long Term Care Companies Overall
High	10.2	x	9.7	x	16.2	x	15.0	x
Mean	8.8	x	8.3	x	14.2	x	13.1	x
Median	8.5	x	8.0	x	14.6	x	14.1	x
Low	7.8	x	7.5	x	11.0	x	9.1	x

Pharmaceutical Benefits Management Company
Express Scripts Holding Company	6.7	x	6.5	x	9.0	x	8.2	x

Infusion Services Company
BioScrip, Inc.	19.6	x	14.3	x	nm		nm

Specialty Pharmacy Company
Diplomat Pharmacy, Inc.	12.8	x	11.6	x	24.5	x	21.4	x

PharMerica
As of July 31, 2017 at $25.15 per share	8.7	x	7.8	x	12.9	x	11.5	x
At merger consideration of $29.25 per share	9.6	x	8.6	x	15.0	x	13.4	x

The disclosure on page 39 of the Definitive Proxy Statement is amended and supplemented by adding the following words at the end of the phrase “and of terminal values for PharMerica” at the end of the third sentence in the paragraph immediately below the sub-section titled “Discounted Cash Flow Analysis”:

“, taking into account the present value of federal net operating loss tax attributes”

The disclosure on page 39 of the Definitive Proxy Statement is amended and supplemented by adding the following words at the end of the phrase “reflecting estimates of PharMerica’s weighted average cost of capital” at the end of the fifth sentence in the paragraph immediately below the sub-section titled “Discounted Cash Flow Analysis”:

“using the capital asset pricing model”

The disclosure on page 39 of the Definitive Proxy Statement is amended and supplemented by adding the following sentences at the end the paragraph immediately below the sub-section titled “Discounted Cash Flow Analysis”:

“The federal net operating loss tax attributes used by UBS in its discounted cash flow analysis were reviewed and discussed with the management of the Company. UBS was advised by the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of the Company as to the future financial performance of the Company. UBS relied, at the direction of the Company, on the assessments of the management of the Company as to the ability to utilize such federal net operating loss tax attributes and was advised by the Company, and assumed, at the direction of the Company, that they would be utilized in the amounts and at the times projected.”

The disclosure under the heading “Selected Transactions Analysis” is amended and supplemented by replacing the table on page 41 of the Definitive Proxy Statement with the following table:

	Multiple of EBITDA
	LTM		NTM
Institutional Pharmacy / Specialty Pharmacy
CVS Health Corporation / Omnicare, Inc.	17.2	x	15.5	x
Catamaran Corporation / Salveo Specialty Pharmacy, Inc.	13.0	x	10.4	x
Mean	15.1	x	13.0	x
Median	15.1	x	13.0	x

	Multiple of EBITDA
	LTM		NTM
Pharmaceutical Benefits Management
UnitedHealth Group Incorporated / Catamaran Corporation	17.0	x	14.1	x
Rite Aid Corporation / Envision Pharmaceutical Services, Inc.	18.3	x	13.0	x
Catamaran Corporation / Restat, LLC	na		9.1	x
SXC Health Solutions Corp. / Catalyst Health Solutions, Inc.	21.2	x	16.8	x
Express Scripts Inc. / Medco Health Solutions Inc.	11.1	x	10.3	x
Mean	16.9	x	12.6	x
Median	17.6	x	13.0	x

Infusion Services
CVS Caremark Corp. / Coram, LLC	15.9	x	15.1	x
Bioscrip, Inc. / CarePoint Partners Holdings LLC	na		10.7	x
Bioscrip, Inc. / Critical Homecare Solutions Holdings, Inc.	8.9	x	na
Mean	12.4	x	12.9	x
Median	12.4	x	12.9	x

Long Term Care
HealthSouth Corporation / EHHI Holdings, Inc.	na		10.0	x
Kindred Healthcare Inc. / Gentiva Health Services Inc.	10.0	x	8.8	x
Genesis HealthCare, LLC / Skilled Healthcare Group, Inc.	8.8	x	7.7	x
Genesis HealthCare, LLC / Sun Healthcare Group, Inc.	6.3	x	6.5	x
Mean	8.4	x	8.3	x
Median	8.8	x	8.3	x

Selected Transactions Overall
High	21.2	x	16.8	x
Mean	13.4	x	11.4	x
Median	13.0	x	10.4	x
Low	6.3	x	6.5	x

PharMerica
At merger consideration of $29.25 per share	10.3	x	9.0	x

The disclosure on page 41 of the Definitive Proxy Statement is amended and supplemented by adding the following sentence after the second sentence in the paragraph immediately below the sub-section titled “Miscellaneous”:

“Aside from its current engagement by the Company, UBS has not been previously engaged during the past two years by the Company to provide financial advisory or investment banking services for which UBS received fees.”

The section of the Definitive Proxy Statement entitled “Opinions of the Company’s Financial Advisors – Opinion of BofA Merrill Lynch” is amended and supplemented as follows:

The disclosure on page 45 of the Definitive Proxy Statement is amended and supplemented by adding the following new phrase at the end of the phrase “which were based on an estimate of the Company’s weighted average cost of capital” at the end of the third sentence of the sub-section titled “Discounted Cash Flow Analysis” on such page:

“derived using the capital asset pricing model”

The section of the Definitive Proxy Statement entitled “Projected Financial Information” is amended and supplemented as follows:

The following disclosure is added as a new paragraph following the fourth paragraph under the caption “Projected Financial Information” on page 48 of the Definitive Proxy Statement:

“The presentation of “Unlevered Free Cash Flow” in the July 2017 Projections is defined as the Company’s earnings before interest and taxes less (i) non-recurring expense, (ii) income tax provision or benefit, (iii) capital expenditures, (iv) acquisitions and (v) changes in net working capital, plus depreciation and amortization expense. This line item was not prepared by the Company or included in the five-year financial forecast provided to UBS and BofA Merrill Lynch for purposes of the financial analyses summarized under “Opinions of the Company’s Financial Advisors.” Rather, it was prepared by each of UBS and BofA Merrill Lynch, from the other projected line items provided by the Company, in order to facilitate the financial analyses described above in “Opinion of the Company’s Financial Advisors.” Nevertheless, Unlevered Free Cash Flow is being presented in the table relating to the July 2017 Projections below in order to provide a more complete understanding of the data utilized by each of UBS and BofA Merrill Lynch in conducting its financial analyses.”

The following row relating to Unlevered Free Cash Flow and corresponding footnotes are added to the table relating to the summary of the July 2017 Projections presented on pages 50 and 51 of the Definitive Proxy Statement under the caption “Projected Financial Information”:

	2017E	2018E	2019E	2020E	2021E
Unlevered Free Cash Flow(5)	(13)(6)	60	65	73	68

(5) Prepared by each of UBS and BofA Merrill Lynch, from the other projected line items provided by the Company.

(6) Amount is for the third through fourth fiscal quarters of 2017E.

ADDITIONAL INFORMATION

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of PharMerica Corporation (the “Company”) by Phoenix Parent Holdings Inc. and Phoenix Merger Sub Inc. In connection with this transaction, the Company has filed a definitive proxy statement (the “Definitive Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”) on October 3, 2017, and has filed other relevant materials regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company first mailed the Definitive Proxy Statement to stockholders of the Company on October 3, 2017. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s internet website at http://www.PharMerica.com or by contacting the Company’s Investor Relations Department by email at Robert.Dries@pharmerica.com or by phone at +1 (502) 627-7000.

PARTICIPANTS IN THE SOLICITATION

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement and other relevant materials filed with the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on February 24, 2017, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, which was filed with the SEC on May 10, 2017, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, which was filed with the SEC on August 2, 2017, its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on May 1, 2017, and its Current Report on Form 8-K, which was filed with the SEC on April 21, 2017.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Definitive Proxy Statement and other relevant materials in connection with the transaction filed with the SEC.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

Certain statements in this communication regarding the proposed acquisition of the Company, including any statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, future opportunities, future financial performance and any other statements regarding future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words

“anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions, and the negative thereof, are intended to identify forward-looking statements.

All forward-looking information are subject to numerous risks and uncertainties, many of which are beyond the control of the Company, that could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders; the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction might otherwise not occur; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; and risk that the transaction and its announcement could have an adverse effect on the Company’s ability to retain customers and retain and hire key personnel. Additional information concerning these and other risk factors can be found in the Company’s filings with the SEC and available through the SEC’s Electronic Data Gathering and Analysis Retrieval system at http://www.sec.gov, including the Company’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and the Definitive Proxy Statement. The foregoing list of important factors is not exclusive. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. The Company assumes no obligation to update or revise any forward-looking statements as a result of new information, future events or otherwise, except as may be required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.